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                                                                Exhibit 10.16





                            FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE is made and entered into this 23rd day of June, 1988, by and between Linclay, a Missouri general partnership (herein called "Landlord") and Covia Partnership, a Delaware general partnership (herein called "Tenant"). This First Amendment To Lease amends that certain Lease dated April 18, 1988, (hereinafter called the "Lease").

        WHEREAS, both Landlord and Tenant reaffirm such Lease to be in full force and effect; and

        WHEREAS, both Landlord and Tenant now wish to modify and amend the above referenced Lease.

        NOW THEREFORE,  for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, both Landlord and Tenant, for themselves, their heirs, successors and assigns, intending to be legally bound thereby, hereby agree to this First Amendment To Lease. If any provision of the Lease is inconsistent with any provision herein, this First Amendment To Lease shall govern and control. All other terms, conditions and covenants of the Lease are hereby ratified and confirmed.

AMENDMENTS TO LEASE

                        Landlord and tenant hereby mutually agree that the Lease is amended by addition of or substitution of the following terms, conditions and agreements for those similarly numbered provisions of the lease.

ITEM NUMBER ONE:        Section 1.  Property, of the Lease is hereby deleted and
                        in its place the following is substituted:
1.  PROPERTY.           Landlord hereby leases to Tenant and Tenant hereby takes
                        and hires from Landlord the land consisting of approximately 18.88 acres as legally described on Exhibit "A" attached to the Lease and incorporated by reference herein (the "Land"), together with the (a) building (the "Building") containing approximately
                        137,900 gross square feet of building area (including basement level, first floor, second floor and mechanical penthouses) per BOMA standards for single tenant users
                        (the "Office Space"), and (b) not less than 700 paved parking spaces on the Land (the "Parking Spaces"), together with access aisles, driveways, sidewalks and landscaping (collectively called the "Appurtenances"), to be constructed by Landlord thereon pursuant to Paragraph II.A. of Appendix A to the Lease as modified by this First Amendment To Lease. Landlord shall construct the Building and the Appurtenances in accordance with the procedures set forth in Appendix "A" to the Lease and in accordance with the Design Criteria described in this First Amendment To Lease. The Land, the Building and the Appurtenances are sometimes hereinafter collectively called the "Property".

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   ITEM NUMBER TWO; Section 3. Rents, Paragraph (a)(ii) line six and line nine shall have the value of $18,297,380.00 hereby deleted and the value $17,728,568.00 substituted in its place in both line six and line nine. The balance of this Section 3 shall remain unmodified and in full force and effect.

B. AMENDMENTS TO EXHIBIT B TO THE LEASE
                 Landlord and Tenant hereby mutually agree that Exhibit B to the Lease is hereby deleted and in its place the following is substituted:

                                   EXHIBIT B

(A) At the time of execution of this First Amendment To Lease, the Total Assembly Costs have been estimated to be $17,728,568.00 (the "Estimated Total Assembly Costs") based on the following list of component costs:

    1.  Land Purchase Price                       $ 2,455,100.00

    2.  Guaranteed Maximum Price
        (subject to adjustment as
        provided in the Lease and this
        First Amendment To Lease)                  11,450,000.00

    3.  Development Costs                             390,000.00
    4.  Architectural and Engineering Costs           664,706.00
    5.  Development Overhead and Fees                 800,000.00
    6.  Broker Commission                             600,000.00
    7.  Legal, Points/Fees                            275,000.00
    8.  Project Contingency                           200,000.00
    9.  Construction Loan Interest                    893,762.00
                                                  --------------
        Estimated Total Assembly Costs            $17,728,568.00
                                                  ==============

(B) Landlord and Tenant acknowledge and mutually agree that the Estimated Total Assembly Costs is subject to the following:

   (a) The component costs described in Section 1 above (Land Purchase Price),
Section 5 above (Development Overhead and Fees), and Section 6 above (Broker Commissions) are fixed component costs (which have been negotiated as such) which shall not be subject to credit offset of one component cost against another.
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   (b)  The component cost described in Section 2 above (Guaranteed Maximum
Service) is a fixed component cost which is subject to adjustment pursuant to the provisions of Appendix A to the Lease, and subject to Tenant audit, but is not subject to credit offset of one component cost against another, except for
Section 8 above (Project Contingency).

   (c)  The component costs described in Section 3 above (Development Costs),
Section 4 above (Architectural and Engineering Costs), Section 7 above (Legal, Points and Fees), Section 8 above (Project Contingency) and Section 9 above (Construction Loan Interest) are variable component costs and subject to Tenant audit. Any credits in any one of said component costs may be used to offset any averages in the component cost categories described above in Sections 3, 4, 7, 8 and 9.

C. AMENDMENTS TO APPENDIX A TO THAT CERTAIN LEASE AGREEMENT DATED APRIL 18, 1988 BETWEEN LINCLAY AS LANDLORD AND COVIA PARTNERSHIP AS TENANT

     Landlord and Tenant hereby mutually agree that Appendix A to the Lease is amended by addition of or substitution of the following items, conditions and agreements for those similarly numbered provisions of Appendix A to the Lease.

   ITEM NUMBER ONE; Paragraph II.A. of the Appendix A to the Lease is hereby deleted and in its place the following is substituted:

   II. CONSTRUCTION
                  A. Landlord shall construct the Building and Appurtenances upon the Land in accordance with:

                 (i) Design Criteria, dated as revised January 14, 1988, and with pages 15 and 24, revised January 19, 1988, and pages 16, 23 and 24, revised January 27, 1988, prepared by Swanson Rink Consulting Engineers.

                (ii) Schematic Design, dated January 26, 1988, and with page 24, revised May 12, 1988 (pages 34 and 35 deleted), prepared by Swanson Rink Consulting Engineers.


               (iii) Design Development Mechanical Narrative, dated May 27, 1988, prepared by Swanson Rink Consulting Engineers and DMJM. The following revisions to the Table of Contents are hereby incorporated; HVAC Equipment Schedule pages 34 and 35 have been deleted; HVAC Outline Specification (pages 36-39) is the same as included in the January 26, 1988 Schematic Design referenced in Number (ii) above; Point Schedule pages 10 and 11 from the January 26, 1988 Schematic Design referenced in Number (ii) above have been deleted. In addition, add and include the following changes to the Design Development Mechanical Narrative:
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        (a)     Equipment Schedule:

                Item M-1: AHU-8 -- Maintenance and parts air handling unit:

                Single zone package air handling unit with outside air economizer, horizontal draw-thru, 700 CFM; 1 hp. fan motor, cooling coil, chilled water -- 19 MBH heating coil -- HTL water -- 13 MBH

                Filter Section: 2.2 SF x 2" thick
                Air Blender: 700 CFM at .12" air pressure drop

                Item M-2:
                Air Blenders shall be provided with air handling units AHU-5, AHU-6 and AHU-7.

                Item M-3:
                On page 22-I, cooling tower shall be two cell not 3 cell.

                Item M-4: Delete K. kitchen make-up air unit.

        (b)     Control Item:

                The automation control contractor is to supply provisions for transmission interface of all system control and monitoring points to 5350 S. Valentia Way by Covia-furnished transmission system.

(iv)            Outline Specifications, dated May 27, 1988, prepared by Linclay.

(v) Scheme A, West patio design, 1/16 inch scale, undated, prepared by THK Associates, Inc.

(vi) Preliminary Landscape Plan, dated May 27, 1988, prepared by THK Associates, Inc.

(vii) Entry Plaza Concept Study, dated May 27, 1988, prepared by THK Associates, Inc.

(viii) The following Design Development Drawings, dated May 27, 1988, prepared by Swanson Rink Consulting Engineers and DMJM;



                --------------------------------------------------------------
                  Sheet No.                             Title
                --------------------------------------------------------------
                  C-1                      Grading Plan
                  A-1                      First Floor Plan
                  A-2                      Second Floor Plan
                  A-3                      Penthouse Level Plan
                  A-4                      Building Sections
                  A-5                      Building Elevations
                  A-6                      Building Elevations
                  A-7                      Wall Sections and Details
                  A-8                      Typical Sections and Wall Elevations
                  A-9                      First Floor, Reflected Ceiling Plan
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--------------------------------------------------------------------------------
Sheet No.                     Title
--------------------------------------------------------------------------------
  A-10          Second Floor, Reflected Ceiling Plan
  A-11          First Floor, Access Flooring Location Plan
  A-12          Second Floor, Access Flooring Location Plan
  S-1           First Floor Plan
  S-2           Second Floor Framing Plan
  S-3           Roof Framing Plan
  S-4           Partial Roof Plans
  FP-1          First Floor Sprinkler Plan
  FP-2          Second Floor Sprinkler Plan
  M-1           First Floor Plan -- HVAC
  M-2           Second Floor Plan -- HVAC
  M-3           Penthouse Plan and Section
  M-4           HVAC Piping Flow Diagram
  E-1           Fixture Schedule and Legend
  E-2           Electrical Site Plan
  E-3           Basement and First Floor Lighting Plan
  E-4           Second Floor Lighting Plan
  E-5           First Floor Power Plan
  E-6           Second Floor Power Plan
  E-7           First Floor Special Systems Plan
  E-8           Second Floor Special Systems Plan
  E-9           Penthouse Level Power and Systems Plan
  E-10          Electrical One Line

(ix) The following clarifications are provided for the Design Development Drawings specified in Number (viii) above:

Sheet No. C-1:

      (a) Drive width from South Fulton Street shall be 32 feet in lieu of 25 feet as shown. Taper 32 foot width to 25 foot at curb return to north parking lot.

      (b) North and south retaining walls at loading dock shall have top of wall elevation = 5752. South retaining wall shall have a length of 30 feet.

      (c) Retaining wall at entry plaza shall have top of wall elevations = 5750 and length of 90 feet.

      (d) Retaining wall at northeast corner of building shall have top of wall elevation = 5750 and length of 30 feet. Retaining wall shall also be extended in a northeasterly direction (parallel to building) 40 feet with a top of wall elevation = 5750.

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(e)  Entrance from South Havana Street shall have Arapahoe County standard right-in/right-out island with minimum island width of 8 feet.

(f) Building foundation drain shall be discharged through 4 inch drain to proposed 27 inch RCP at north side of property.

(g)  Basement F.F. Elevation is revised to 5740.5 and 5737.5.

(h) Provide painted metal handrail at all exterior stairs as required, typical.

(i) Fire protection service main to building shall connect to existing 16 inch ductile iron water main located 40 feet south of north right-of-way of East Easter Avenue. New water main installed under existing pavement shall be bored and pothole, open cutting is not permitted. For basis of pricing assume 100 l.f. of 12 inch ductile iron water main plus 400 l.f. of 8 inch ductile iron water main for fire protection service to building. Include one fire hydrant assembly, complete, at entrance drive from East Easter Avenue, fire hydrant connection from new 12 inch.

(j) Building domestic water service shall be priced as 4 inch with 600 l.f. of 4 inch service line. Include meter pit and connection per Castlewood Water District requirements. Do Not include service fees as required for service (by Owner). The building domestic service meter and service tap shall be three (3) inch size.

(k) Lawn irrigation service shall be priced as 2 inch. Lawn irrigation service meter shall be two (2) inch size.

(l) Building sanitary sewer service shall be priced as 6 inch with 400 l.f. of service line. Service shall tap into existing 10 inch sanitary sewer service located along north property line. (Existing M.H. 3D, rim elevation = 5741.5 +/-, invert elevation = 5729.9 +/-).

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Sheet No. A-1:  Business office provide one hour fire shutter, Cookson or equal.

Sheet No. A-2:  Building shall have glazed curtain wall at exterior wall between column line 5 and 6 and column line 10 and 11 as shown on building elevations (Sheet No. A-5 and No. A-6).

Sheet No. A-3:  Provide overflow roof drain at each roof drain shown as required per code.

Sheet No. A-7:  Section 2/7 Typical Wall Section, Revise three foot compacted fill to four feet compacted fill.

Sheet No. A-8:  Section 5/8 Section at Penthouse, 4 inch concrete on metal deck at second floor revise to 5-1/4 inch lightweight concrete with 6x6 W 1.4 x W 1.4 WWF on 2", 18-gauge metal deck.

Sheet No. A-9:
          (a) Slot diffusers are required along south side of building at column line F in the individual offices. (Add 8 l.f. of slot diffusers for eight separate offices total of additional 64 l.f.).

          (b) Reception/Secretary Area Ceiling shall have beams and structural elements wrapped with drywall for one hour rating above suspended ceiling.

Sheet No. A-10: Add 8 l.f. of slot diffusers for one office.

Sheet No. A-11:
          (a) Raised concrete slab at kitchen shall have appropriate bond break to allow removal from concrete slab on grade in future.

          (b)   Notwithstanding the Design Criteria referenced above as Number
                (i) as it relates to the Access Flooring System (Section 3.02), the access floor included in the scope of the work is 40% Concore and 60% Woodcore, not 100% Concore.

Sheet No. A-12: Notwithstanding the Design Criteria referenced above as Number
                (i) as it relates to the Access Flooring System (Section 3.02), the access floor included in the scope of the work is 40% Concore and 60% Woodcore, not 100% Concore.

Sheet No. S-1:  NOTE: An additional 12 inch caisson is required at south end of loading dock.
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Sheet No. S-2:  Cross bracing (x-Bracing) is required along Grid A between
                Columns 4 and 5 and along Grid D between Columns 3 and 4. (Both first and second floors).

Sheets No. S-1:
S-2:
S-3:
S-4: All Steel is A 572-50 specification for all beams and columns unless noted otherwise.

Sheet No. FP-1 and FP-2:  New sprinkler heads for unfinished ceiling areas are shown as open circles. Sprinkler pendants shall be positioned as required by code in the open ceiling areas.

Sheet No. E-1:
          (a) Fixture type L to be an adjustable type low voltage downlight as manufactured by Prescolite. Catalog No. LVH4-LV2C-120-LV17.

          (b) Fixture types AA and BB shall have lamp specification changed from 400 W Metal Halide to 400 W High Pressure Sodium. Fixtures shall be changed to Gardco #EH19-2-Q-277-400HPS-BLA-TRS-28-PP and #EH19-1-Q-277-400HPS-BLA-TRS-28-PP respectively.

          (c) Electrical contractors pricing fixture schedule shall price fixtures as they appear on the fixture schedule. As this Design Development set of documents is intended to establish quality and price, no fixture "packaging" or substitutions will be allowed.

Sheet No. E-2:
          (a) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to north side of entrance drive from South Havana Street.

          (b) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to east side of entrance drive from East Easter Avenue.

          (c) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to south side of entrance drive from South Fulton Street.

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        Sheets No. E-3 and E-4:

               (a) Alternates 1, 2, and 3 apply only to open workstation areas, test rooms, and training rooms. Light fixture spacing in open workstation areas on these sheets pertains to alternates 1, 2, and 3. For base package, contractor shall adjust lighting layout to 8' x 10' spacing (one fixture every 80 square feet) in open workstation areas only.

               (b) Under alternate 3, the standard lamps referred to shall be G.D. F40SP35. Also, under alternate 3, provide (2) additional separately enclosed dimmers in each PDP-9 dimmer panel for emergency lighting.

        Sheets No. E-5 and E-6:

                    Receptacles with a subscript "D" indicate that receptacle is to be on a dedicated circuit.

        Sheet No. E-9:  Exterior light fixtures shown on lighting plans shall be Stanco #P63701 W/100 W A-19 incandescent lamp. (Total of 3)

        Sheet No. E-10: The (3) 800 AMP circuit breakers in the Emergency
                    Distribution Switchboard that serve the U.P.S. system shall be changed to 1000 A-3P circuit breakers.

     The items referenced in Items (i), (ii), (iii), (iv), (v), (vi), (vii),
(viii), and (ix) of this Paragraph II.A. are made a part hereto by this reference and are collectively defined as the Design Criteria (the "Design Criteria").

     The balance of this Paragraph II.A., commencing on Page 7 and beginning with the paragraph, The Building and Appurtenances. . . ., shall remain unmodified and in full force and effect.

     ITEM NUMBER TWO; Paragraph II.E. line four and five shall have the value
                   Twelve Million Forty-One Thousand Eight Hundred Dollars ($12,041,800.00) hereby deleted and the value Eleven Million Four Hundred Fifty Thousand Dollars ($11,450,000.00) substituted in both lines four and five. The balance of this Paragraph II.E.1. shall remain unmodified and in full force and effect.

     ITEM NUMBER THREE; Paragraph II.G. line five shall have the value Eighteen
                   Million Five Hundred Thousand Dollars ($18,500,000.00) deleted at both locations and the value Seventeen Million Nine Hundred Fifty Thousand Dollars ($17,950,000.00) substituted in its place at both locations in line five. The balance of this Paragraph II.E.1 shall remain unmodified and in full force and effect.


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        IN WITNESS WHEREOF, Landlord and Tenant have executed this First
Amendment To Lease as of the date and year above first written.

Witness                             COVIA PARTNERSHIP,
                                          Tenant

/s/ D. Georgelow                    By: /s/ Barry Kotar
-------------------------              --------------------------------
                                       Barry Kotar,
                                       President

                                        Witness:

                                        Landlord
LINCLAY,                            By: JMP INVESTMENT CORPORATION,
                                        general partner

/s/ Donald S. McKearney             By: /s/ Herbert E. Prince
--------------------------            --------------------------------
                                       Herbert E. Prince,
                                       Vice President